UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 21, 2010

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

Effective as of the close of business on January 21, 2010, the Rights Agreement, dated as of March 28, 1991, as amended and restated as of December 8, 2000 between Cabot Oil & Gas Corporation (the “Company”) and Fleet National Bank formerly known as The First National Bank of Boston and as BankBoston, N.A. (as amended, the “Rights Agreement”) expired in accordance with its terms. The Rights Agreement provided common stockholders of the Company with the right to purchase shares of Series A Junior Participating Preferred Stock (“Series A Preferred Stock”) upon the terms and subject to the conditions set forth in the Rights Agreement. As a result, the stock purchase rights under the Rights Agreement have been terminated and are no longer effective.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the expiration of the Rights Agreement described in Item 3.03 above, the Company filed a certificate of elimination with the Secretary of State of the State of Delaware on January 22, 2010. The certificate of elimination, which was effective upon filing, eliminated from the certificate of incorporation of the Company all matters set forth in the certificate of designations with respect to the Series A Preferred Stock. No shares of the Series A Preferred Stock were issued or outstanding at the time of the filing of the certificate of elimination. A copy of the certificate of elimination is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Also on January 22, 2010, the Company filed with the Secretary of State of the State of Delaware a restated certificate of incorporation as adopted by the Board of Directors of the Company. The restated certificate of incorporation, which was effective upon filing, does not further amend the Company’s certificate of incorporation and only restates and integrates into a single instrument all prior amendments to the certificate of incorporation. A copy of the restated certificate of incorporation is attached hereto as Exhibit 3.2 and is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Elimination with Respect to Series A Junior Participating Preferred Stock of Cabot Oil & Gas Corporation

3.2	Restated Certificate of Incorporation of Cabot Oil & Gas Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

By:	/S/ HENRY C. SMYTH
Henry C. Smyth
Vice President, Controller and Treasurer

Date: January 22, 2010

EXHIBIT INDEX

No.	Description

3.1	Certificate of Elimination with Respect to Series A Junior Participating Preferred Stock of Cabot Oil & Gas Corporation

3.2	Restated Certificate of Incorporation of Cabot Oil & Gas Corporation

4